Sunstone Financial Group, Inc.
Suite 400
207 East Buffalo Street
Milwaukee, Wisconsin 53202

September 30, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:  The Yacktman Fund, Inc. Quarterly Report
     Filing Pursuant to Rule 30b2-1
     SEC File No. 811-6628, 33-47044

Gentlemen:

On behalf of The Yacktman Fund, Inc. (the "Fund"), transmitted herewith for filing pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940, as amended, is the Fund's Quarterly Report to the Shareholders for the quarter ended September 30, 1996.

Questions regarding this filing should be directed to the undersigned.

Sincerely,

/S/ Cheryl L. King
Cheryl L. King
Financial Analyst

CK/kg
Encl.





THE YACKTMAN FUND



3RD QUARTER REPORT

September 30, 1996



This report is submitted for the general information of shareholders of The Yacktman Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund. The prospectus includes complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Read the prospectus carefully.




THE YACKTMAN FUND, INC.


MESSAGE TO SHAREHOLDERS


Dear Shareholder:

 For investors who purchased shares at the Fund's inception in July, 1992 at $10.00 per share, your initial investment, adjusted for dividends and capital gains, would have grown to $15.70 by the end of the third quarter. Moreover, the Fund has a cumulative return of 82.8% compared to 62.4% for the S&P 500 since the low price for the Fund on August 12, 1993.


-------------------------------------------------------------------------------
                          One           Annualized        Annualized
                          Year          Three Years     Since Inception
                    10/1/95-9/30/96   10/1/93-9/30/96   7/6/92-9/30/96
--------------------------------------------------------------------------------
The Yacktman Fund        19.0%            20.2%              11.2%
S&P 500                  20.3%            17.4%              15.8%

The above past performance is not predictive of future results. The investment return and principal value of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------


 While our strategy is to buy growth companies, we use value techniques to purchase them. We are typically buying ahead of the market when other investors are willing to sell at low prices and when shares in our desired companies are selling at attractive values for one of three reasons. First, the overall market declines, thus creating buying opportunities even in higher quality companies. During this past quarter, we experienced the first 10% decline in the S&P 500 since 1990. While the decline was both past due and short-lived, the Fund declined about half as much as the market during the decline. However, since we normally have one of these declines once every two or three years, history would indicate that buying opportunities created by overall market declines will continue to occur.

 Second, the market perceives a threat to the cash flow of a company. The threat creates uncertainty and the market often overreacts and unduly depresses the price of a stock. Philip Morris, our largest holding, fits the classic pattern. Were it not for the concerns about lawsuits and detrimental regulatory actions and their perceived threat to cash flow, the stock price of Philip Morris could easily be $100 higher per share. Our fundamental analysis of Philip Morris reveals a company with a monthly cash flow in excess of $1 billion growing at over 15% annually with a 5% dividend yield. Moreover, Philip Morris is buying back more than $3 billion of its shares this year, and its management has done a superb job of focusing upon their profitable businesses, including the faster growing businesses overseas. Even though we cannot predict the future with certainty, we remember how negative investors were on the drug and medical supply stocks three years ago when they sold at less than half their current prices. We were heavy buyers of these stocks in 1993 and of Philip Morris in the high $40's following "Marlboro Friday."

 Third, a company has a short-term problem which is relatively easy to correct, but the market perceives it as eternal in nature. One year ago, Fruit of the Loom looked like "death warmed over" to the market. However, today, with the stock price having doubled from its low, its future looks bright to the market and many "momentum" investors are happily buying shares at significantly higher prices than the prices we paid for the stock a year ago. The "bottom line" is the market goes through manic-depressive extremes, and we become stress relievers by buying when others want to sell, and vice versa.

 We continue to keep our expense ratio, which represents all of the expenses of the Fund, below 1.00%. This is well below the 1.41% average for growth mutual funds. Not only have we not raised fees since we opened for business four years ago, we have actually reduced the expense ratio (after expense reductions) from 1.2% to 0.91%. Critical to our success in reducing this ratio has been our participation in the No Transaction Fee ("NTF") programs of several brokerage firms. These firms have in effect served as the sub-transfer agent for more than 25,000 shareholders. We have been able to pay part of these transfer agency costs through best execution trades with these firms, thus, avoiding out-of-pocket costs for the Fund.

 Finally, since many of our shareholders are taxpayers, we thought you might appreciate knowing that if the year were to close now, we would have a capital gains distribution of about $1.00/share of which over 70% should be long term.


Sincerely,


/s/ Donald A. Yacktman


Donald A. Yacktman




TOP TWELVE EQUITY HOLDINGS
56.7% of the Fund

--------------------------------------------------
                                 PERCENTAGE OF
                                    THE FUND
--------------------------------------------------
 Philip Morris Cos., Inc.             11.6%
 United Asset Management Corp.         5.8%
 Reebok International Ltd.             5.0%
 Bristol-Myers Squibb Co.              4.7%
 Clorox Co.                            4.6%
 UST, Inc.                             4.2%
 Salomon, Inc.                         4.0%
 Franklin Quest Co.                    3.9%
 Fruit of the Loom, Inc.               3.6%
 Torchmark Corp.                       3.3%
 Bandag, Inc., Class A                 3.1%
 Liz Claiborne, Inc.                   2.9%
                                     ------
 TOTAL                                56.7%
--------------------------------------------------



THE YACKTMAN FUND, INC.


PURCHASES & SALES

For the Quarter Ended September 30, 1996

--------------------------------------------------------------------
                               NET SHARES               CURRENT
NEW PURCHASES                   PURCHASED             SHARES HELD
--------------------------------------------------------------------
BLOCK H&R, INC.
Provides services  in
three areas: H&R Block Tax
Services, Inc., CompuServe
Incorporated  (information
services to personal
computer owners), and Interim
Services, Inc. (temporary
employment services).           450,000                 450,000


---------------------------------------------------------------------
                              NET SHARES                CURRENT
OTHER PURCHASES                PURCHASED              SHARES HELD
---------------------------------------------------------------------

Bandag, Inc., Class A            18,500                 418,500

Barefoot, Inc.                   85,000               1,435,000

Department 56, Inc.             150,000                 300,000

Franklin Quest Co.              460,000               1,350,000

International Dairy Queen, Inc.  94,500                 334,500

King World Productions, Inc.    110,100                 363,500

Philip Morris Cos., Inc.        140,000                 840,000

Quaker Oats Co.                 105,000                 425,000

Stride Rite Corp.                16,900                 316,900

UST, Inc.                        71,000                 931,000

Valassis Communications, Inc.   220,000                 950,000

Whitman Corp.                   200,000                 800,000



---------------------------------------------------------------------
                              NET SHARES                CURRENT
SALES                            SOLD                 SHARES HELD
---------------------------------------------------------------------
American Media, Inc., Class A    56,500               1,223,500

Clorox Co.                       30,000                 310,000

Duracell International, Inc.    200,000                       -

Fruit of the Loom, Inc.         215,000                 750,000

Jenny Craig, Inc.                50,000                 233,000

Liz Claiborne, Inc.              20,000                 500,000

Reebok International Ltd.        17,000                 935,000

Tambrands, Inc.                  40,000                 120,000

Torchmark Corp.                  85,000                 475,000

Toys'R' Us, Inc.                100,000                 400,000





THE YACKTMAN FUND, INC.


PORTFOLIO OF INVESTMENTS

September 30, 1996 (Unaudited)

---------------------------------------------------------------------
                                        NUMBER
                                       OF SHARES        VALUE
---------------------------------------------------------------------

COMMON STOCKS - 85.8%

APPAREL/SHOES - 11.9%
Fruit of the Loom, Inc. <F1>           750,000   $  23,250,000
Liz Claiborne, Inc.                    500,000      18,625,000
Reebok International Ltd.              935,000      32,491,250
Stride Rite Corp.                      316,900       2,852,100
                                                  ------------
                                                    77,218,350
                                                  ------------

CONGLOMERATES - 2.8%
Whitman Corp.                          800,000      18,500,000
                                                  ------------

CONSUMER GOODS - 5.4%
Department 56, Inc.                    300,000       7,462,500
Franklin Quest Co. <F1>              1,350,000      25,312,500
Topps Co. (The) <F1>                   500,000       2,125,000
                                                  ------------
                                                    34,900,000
                                                  ------------

DRUGS AND MEDICAL - 8.4%
Abbott Laboratories                    100,000       4,925,000
Bristol-Myers Squibb Co.               320,000      30,840,000
Merck & Co., Inc.                      130,000       9,148,750
Pfizer, Inc.                           127,000      10,048,875
                                                  ------------
                                                    54,962,625
                                                  ------------

FINANCIAL SERVICES - 11.9%
Block H&R, Inc.                        450,000      13,387,500
Salomon, Inc.                          575,000      26,234,375
United Asset Management Corp.        1,590,000      37,563,750
                                                  ------------
                                                    77,185,625
                                                  ------------

FOOD/BEVERAGE - 2.4%
Quaker Oats Co.                        425,000      15,565,625
                                                  ------------

FOOD/TOBACCO - 15.8%
Philip Morris Cos., Inc.               840,000      75,390,000
UST, Inc.                              931,000      27,580,875
                                                  ------------
                                                   102,970,875
                                                  ------------


---------------------------------------------------------------------
                                       Number
                                     of Shares         Value
---------------------------------------------------------------------

HOUSEHOLD PRODUCTS - 5.3%
Clorox Co.                             310,000   $ 29,721,250
Tambrands, Inc.                        120,000      5,055,000
                                                 ------------
                                                   34,776,250
                                                 ------------

INSURANCE - 3.3%
Torchmark Corp.                        475,000     21,790,625
                                                 ------------

MEDIA - 5.6%
American Media, Inc., Class A        1,223,500      6,576,313
Dow Jones & Co., Inc.                  440,000     16,280,000
King World Productions, Inc.<F1>       363,500     13,404,062
                                                 ------------
                                                   36,260,375
                                                 ------------

RETAILING - 2.8%
International Dairy Queen, Inc.<F1>    334,500      6,857,250
Toys 'R' Us, Inc.<F1>                  400,000     11,650,000
                                                 ------------
                                                   18,507,250
                                                 ------------

SERVICES - 7.1%
Barefoot, Inc.                       1,435,000     14,529,375
Interpublic Group of Cos., Inc.        190,000      8,977,500
Jenny Craig, Inc.<F1>                  233,000      2,155,250
Rollins, Inc.                          270,000      5,433,750
Valassis Communications, Inc. <F1>     950,000     14,843,750
                                                 ------------
                                                   45,939,625
                                                 ------------

TIRES AND RUBBER - 3.1%
Bandag, Inc., Class A                  418,500     20,035,688
                                                 ------------

Total Common Stocks
   (cost $451,767,264)                            558,612,913
                                                 ------------



------------------------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT         VALUE
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 14.3%

COMMERCIAL PAPER - 13.4%
Commercial Credit
   5.31%, 10/4/96                 $  5,000,000   $  5,000,000
   5.36%, 10/4/96                   10,000,000      9,995,533
   5.31%, 10/7/96                    6,000,000      5,994,690
Industrial Funding,
5.31%, 10/9/96                       5,000,000      4,994,100
Konica Financial USA Corp.,
5.35%, 10/15/96                      5,000,000      4,989,597
Prudential Funding
   5.65%, 10/1/96                    3,700,000      3,700,000
   5.30%, 10/3/96                    1,200,000      1,200,000
Smith Barney
   5.33%, 10/1/96                    3,000,000      3,000,000
   5.32%, 10/2/96                   10,000,000     10,000,000
   5.34%, 10/2/96                    2,000,000      1,999,726
   5.37%, 10/3/96                    1,500,000      1,499,553
SRD Finance
   5.32%, 10/3/96                    5,000,000      4,998,522
   5.34%, 10/3/96                    5,000,000      4,998,517
Strategic Asset Funding
   5.27%, 10/1/96                    2,000,000      2,000,000
   5.42%, 10/15/96                   5,000,000      4,989,461
Travelers Aetna Property Casualty,
5.40%, 10/1/96                       3,000,000      3,000,000
Travelers Insurance,
5.37%, 10/2/96                      10,000,000      9,998,508
Working Capital Management,
5.34%, 10/18/96                      5,000,000      4,987,392
                                                 ------------

Total Commercial Paper
   (cost $87,345,599)                              87,345,599
                                                 ------------



------------------------------------------------------------------------
                                      Principal
                                        Amount         Value
------------------------------------------------------------------------

DEMAND NOTES
(VARIABLE RATE) - 0.9%
Johnson Controls Corp.             $   721,535   $    721,535
Sara Lee Corp.                       1,364,825      1,364,825
Southwestern Bell Corp.                 73,877         73,877
Warner-Lambert Co.                   3,000,000      3,000,000
Wisconsin Electric Power Co.           784,727        784,727
                                                 ------------

Total Demand Notes
   (cost $5,944,964)                                5,944,964
                                                 ------------
Total Short-Term Investments
   (cost $93,290,563)                              93,290,563
                                                 ------------

Total Investments - 100.1%
   (cost $545,057,827)                            651,903,476

Liabilities Less
   Other Assets - (0.1)%                             (747,301)
                                                 ------------

Net Assets - 100% (equivalent
   to $13.50 per share based on
   48,239,964 shares outstanding)                $651,156,175
                                                 ============

<F1> Non-income producing





FOR FUND INFORMATION AND
SHAREHOLDER SERVICES, CALL
1-800/525-8258




THE YACKTMAN FUND, INC.
Shareholder Services Center
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin 53201-0701